Spruce Power Announces Notice of Pendency and Proposed Settlement of Stockholder Derivative Matters

DENVER, COLORADO (May 6, 2024) – Spruce Power Holding Corporation (NYSE: SPRU) has released the following notice according to THE UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS:

THE UNITED STATES DISTRICT COURT
DISTRICT OF MASSACHUSETTS

VAL KAY, Derivatively on Behalf of Nominal Defendant XL FLEET CORP.,

                         Plaintiff,
          v.

DEB FRODL, ERIC TECH, KEVIN GRIFFIN, CHRIS HAYES, JOHN LEDECKY, SARA SCLARSIC, JOHN MILLER, H.R. BRADY, DIMITRI KAZARINOFF, THOMAS J. HYNES III, AND BRIAN PIERN,

                         Defendants,
          And

XL FLEET CORP.,

                         Nominal Defendant.
Case No. 22-cv-10977 EXHIBIT C-2

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE MATTERS

TO:     ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF SPRUCE POWER HOLDING CORPORATION (FORMERLY KNOWN AS XL FLEET CORP.) (THE “COMPANY,” “XL FLEET,” OR “SPRUCE POWER”) COMMON STOCK (TICKER SYMBOL: SPRU) AS OF MARCH 1, 2024 (“CURRENT STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

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IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE MATTERS, CURRENT SPRUCE POWER STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation of Settlement dated March 1, 2024 (the “Stipulation”). The purpose of this Notice is to inform you of:

•    the existence of the above-captioned derivative action Kay v. Frodl, et al., Case No. 22-cv-10977 (D. Mass.), pending in the Court (the “Massachusetts Action”);

•    the existence of a similar derivative action captioned In re Spruce Power Holding Corp. S’holder Derivative Litig., Case No. 1:23-cv-00289-MN (D. Del.), pending in the United States District Court for the District of Delaware (the “Delaware Action”);
•the existence of a December 28, 2022 shareholder litigation demand by shareholder Sham Lakhani (the “Litigation Demand”) (together with the above cases, the “Derivative Matters”);
•    the proposed settlement between Plaintiffs1 and Defendants reached in the Derivative Matters (the “Settlement”);

•    the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Derivative Matters with prejudice;

•    Plaintiffs’ Counsel’s application to the Court for the Fee and Expense Amount; and

•    Plaintiffs’ Counsel’s application to the Court for case Service Awards to the Plaintiffs.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Matters and of your rights in connection with the proposed Settlement.

1     All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

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Summary
On March 1, 2024, Spruce Power, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Derivative Matters, which Stipulation was filed in the United States District Court for the District of Massachusetts (the “Court”). The Derivative Matters were prosecuted derivatively on behalf of the Company against certain current and former directors and officers of the Company and against the Company as a nominal defendant. The Stipulation and the Settlement contemplated therein, subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle Plaintiffs’ and Defendants’ Released Claims and to result in the complete dismissal of the Derivative Matters with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to maintain and/or adopt certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (“Reforms”).

After negotiating the material substantive terms of the Settlement, Plaintiffs’ Counsel and Defendants’ Counsel, with the assistance of the Mediator, separately negotiated with regard to the amount in attorneys’ fees and expenses to be paid by the Company to Plaintiffs’ Counsel commensurate with the value of the substantial benefits conferred upon the Company and Current Stockholders through the Reforms and the risks assumed by Plaintiffs’ Counsel in pursuing the Derivative Matters on a wholly contingent basis. The Parties were unable to reach agreement on the amount of such fees and expenses and the Court will determine such amount (the “Fee and Expense Amount”). Defendants reserve the right to contest any such application. Plaintiffs’ Counsel shall also apply to the Court for service awards to be paid to four Plaintiffs in an amount up to $2,000 each (the “Service Awards”), to be paid out of the Fee and Expense Amount.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation and its exhibits posted on the Company’s website, www.sprucepower.com, contact Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What Are the Derivative Matters About?

The Derivative Matters assert claims for breach of fiduciary duty and related causes of action in connection with the merger of special purpose acquisition company (“SPAC”) Pivotal Investment Corporation II (“Pivotal”) with XL Fleet, and related post-merger conduct. Plaintiffs contend that, motivated by strong financial incentives, namely avoiding having to cease operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating, thereby rendering the 5,750,000 shares held by the Individual Defendants worthless, the Individual Defendants induced shareholders to approve a de-SPAC merger with XL Fleet through a series of misrepresentations about XL Fleet’s then current operations, finances, and prospects.

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Plaintiffs contend similar misrepresentations continued to be published following the merger.

In summary, Plaintiffs allege that Defendants made materially false and misleading statements and/or failed to disclose that (i) XL Fleet had manipulated and overstated its pipeline figures, (ii) XL Fleet had been experiencing supply chain problems that impeded its ability to timely fill existing orders, (iii) a large number of the customers touted by XL Fleet were inactive and no longer ordering XL Fleet products, (iv) the quality and benefits of XL Fleet’s technology were overstated and that technology did not provide the miles-per gallon savings to customers that XL Fleet represented, and (v) as a result of these omissions, Defendants’ assessment of XL Fleet’s prospects and projections of future revenue were overstated.

Why Is There a Settlement of the Derivative Matters?
The Court has not decided in favor of Defendants or Plaintiffs. Instead, the Parties have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Company has determined that the Reforms that the Company has adopted and will adopt as part of the Settlement provide substantial benefits to the Company and its stockholders.

Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Matters, including without limitation that they breached their fiduciary duties, or any other duty owed to the Company or its stockholders. Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of the Company and its stockholders, and diligently and scrupulously complied with any applicable fiduciary duties.
The Settlement Hearing, and Your Right to Object to the Settlement
On April 22, 2024, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for notice of the Settlement to be made to Current Stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on July 31, 2024 at 3:00 p.m. before the Honorable Nathaniel M. Gorton, at the U.S. District Court for the District of Massachusetts, 1 Courthouse Way, Courtroom 4, Boston, Massachusetts 02210 to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether the Judgment finally approving the Settlement, substantially in the form of Exhibit D to the Stipulation, should be entered, dismissing all claims in the Massachusetts Action with prejudice, and releasing Plaintiffs’ and Defendants’ Released Claims against Plaintiffs’ and Defendants’ Releasees; (iv) whether the Court should approve the Fee and Expense Amount; (v) whether the Court should

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approve the Service Awards, which shall be funded from the Fee and Expense Amount to the extent approved by the Court; and (vii) consider any other matters that may properly be brought before the Court in connection with the Settlement. Upon final approval of the Settlement, the Plaintiffs to the Delaware Action will voluntarily dismiss their complaint with prejudice, and the Litigation Demand will be withdrawn.

The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of the Company, www.sprucepower.com, for any change in date, time, or format of the Settlement Hearing.

Any Current Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Award or Service Awards, may file with the Court a written objection. An objector must, at least twenty-one (21) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of Spruce Power common stock as of March 1, 2024 and through the date of the filing of any such objection, including the number of shares of Spruce Power common stock held and the date of purchase or acquisition, (c) any and all documentation or evidence in support of such objection; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, (d) a statement that lists the previous class or derivative settlements that the objector and/or he, she or its attorney has objected to, and (e) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN JULY 10, 2024. The Clerk’s address is:

Clerk of the Court,
U.S. District Court for the District of Massachusetts
1 Courthouse Way,
Boston, Massachusetts 02210

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YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN JULY 10, 2024. Counsel’s addresses are:

Plaintiffs’ Counsel:

Thomas J. McKenna
Gregory M. Egleston
GAINEY McKENNA & EGLESTON
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Facsimile: (212) 983-0383
Email: tjmckenna@gme-law.com
Email: gegleston@gme-law.com

Defendants’ Counsel:

Jay A. Dubow
Erica H. Dressler
TROUTMAN PEPPER HAMILTON SANDERS LLP
3000 Two Logan Square
Eighteenth and Arch St.
Philadelphia, PA 19103
Telephone: (215) 981-4000
Email: jay.dubow@troutman.com
Email: erica.dressler@troutman.com

    An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any Current Stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in this Massachusetts Action, and from pursuing any of Plaintiffs’ or Defendants’ Released Claims.

SPRUCE POWER STOCKHOLDERS AS OF MARCH 1, 2024 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

Interim Stay and Injunction

    Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Current Stockholders, derivatively on behalf of Spruce

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Power, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Plaintiffs’ or Defendants’ Released Claims against any of Plaintiffs’ or Defendants’ Releasees in any court or tribunal.

Scope of the Notice

    This Notice is a summary description of the Derivative Matters, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Derivative Matters, reference is made to them in the Stipulation and its exhibits, copies of which may be reviewed and downloaded at (www.sprucepower.com).

*    *    *

    You may obtain further information by contacting Plaintiffs’ Counsel at: Thomas J. McKenna, Gainey McKenna & Egleston, 260 Madison Avenue, 22nd Floor, New York, NY 10016; Telephone: (212) 983-1300; E-mail: tjmckenna@gme-law.com.

Please Do Not Call the Court or Defendants with Questions About the Settlement.

About Spruce Power

Spruce Power Holding Corporation (NYSE: SPRU) is a leading owner and operator of distributed solar energy assets across the United States. We provide subscription-based services that make it easy for homeowners to benefit from rooftop solar power and battery storage. Our power as-a-service model allows consumers to access new technology without making a significant upfront investment or incurring maintenance costs. Our company owns the cash flows from over 75,000 home solar assets and contracts across the United States. For additional information, please visit www.sprucepower.com.

For More Information

Investor Contact: investors@sprucepower.com
Head of Investor Relations: Bronson Fleig

Media Contact: publicrelations@sprucepower.com

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